Portfolio of Investments – as of March 31, 2024 (Unaudited)
Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 77.1% of Net Assets

Non-Convertible Bonds — 73.1%
	ABS Car Loan — 3.8%
$405,000	American Credit Acceptance Receivables Trust, Series 2023-3, Class D, 6.820%, 10/12/2029(a)	$407,778
730,000	American Credit Acceptance Receivables Trust, Series 2023-4, Class D, 7.650%, 9/12/2030(a)	755,937
1,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027(a)	1,740,630
940,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-3A, Class B, 5.580%, 12/20/2030(a)	939,729
105,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-3A, Class C, 6.110%, 12/20/2030(a)	105,080
260,000	Carvana Auto Receivables Trust, Series 2023-N1, Class D, 6.690%, 7/10/2029(a)	262,342
120,000	Carvana Auto Receivables Trust, Series 2023-N4, Class D, 7.220%, 2/11/2030(a)	123,839
100,000	Carvana Auto Receivables Trust, Series 2024-N1, Class C, 5.800%, 5/10/2030(a)	100,745
209,000	Carvana Auto Receivables Trust, Series 2024-P1, Class D, 6.250%, 3/10/2031(a)	208,723
100,000	Credit Acceptance Auto Loan Trust, Series 2024-1A, Class C, 6.710%, 7/17/2034(a)	100,741
255,000	Drive Auto Receivables Trust, Series 2024-1, Class C, 5.430%, 11/17/2031	255,685
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026(a)	1,079,570
2,290,000	DT Auto Owner Trust, Series 2022-2A, Class D, 5.460%, 3/15/2028(a)	2,259,997
665,000	DT Auto Owner Trust, Series 2023-3A, Class D, 7.120%, 5/15/2029(a)	679,407
960,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.130%, 2/15/2030	983,623
105,000	Flagship Credit Auto Trust, Series 2023-3, Class D, 6.580%, 8/15/2029(a)	106,028
285,000	Ford Credit Auto Lease Trust, Series 2023-B, Class D, 6.970%, 6/15/2028	291,687
460,000	Ford Credit Auto Owner Trust, Series 2023-2, Class D, 6.600%, 2/15/2036(a)	465,820
3,120,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027(a)	2,951,302
230,000	GLS Auto Receivables Issuer Trust, Series 2023-3A, Class D, 6.440%, 5/15/2029(a)	232,459
190,000	GLS Auto Receivables Issuer Trust, Series 2024-1A, Class D, 5.950%, 12/17/2029(a)	191,114
1,889,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026(a)	1,833,880
1,050,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026(a)	1,029,619
210,000	Prestige Auto Receivables Trust, Series 2023-2A, Class D, 7.710%, 8/15/2029(a)	216,552
100,000	SBNA Auto Receivables Trust, Series 2024-A, Class D, 6.040%, 4/15/2030(a)	100,112
1,920,000	Westlake Automobile Receivables Trust, Series 2022-2A, Class D, 5.480%, 9/15/2027(a)	1,905,518
635,000	Westlake Automobile Receivables Trust, Series 2023-3A, Class D, 6.470%, 3/15/2029(a)	643,688
815,000	Westlake Automobile Receivables Trust, Series 2023-4A, Class D, 7.190%, 7/16/2029(a)	837,820
Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$290,000	Westlake Automobile Receivables Trust, Series 2024-1A, Class C, 5.650%, 2/15/2029(a)	$290,000
720,000	Westlake Automobile Receivables Trust, Series 2024-1A, Class D, 6.020%, 10/15/2029(a)	721,573
		21,820,998
	ABS Credit Card — 0.2%
420,000	Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.230%, 7/17/2028(a)	423,465
625,000	Mission Lane Credit Card Master Trust, Series 2023-B, Class A, 7.690%, 11/15/2028(a)	634,077
		1,057,542
	ABS Home Equity — 5.4%
186,854	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033(b)	178,130
142,527	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035(b)	136,942
83,812	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034(b)	69,536
2,315,000	BINOM Securitization Trust, Series 2022-RPL1, Class M1, 3.000%, 2/25/2061(a)(c)	1,806,958
25,000	CHL Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1, 5.253%, 9/20/2034(b)(c)	21,326
1,223,506	CIM Trust, Series 2021-NR2, Class A1, 5.568%, 7/25/2059(a)(c)	1,210,968
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052(a)	1,694,487
245,000	CoreVest American Finance Ltd., Series 2020-2, Class C, 4.596%, 5/15/2052(a)(c)	229,646
1,340,000	CoreVest American Finance Ltd., Series 2020-4, Class C, 2.250%, 12/15/2052(a)	1,121,940
730,000	CoreVest American Finance Ltd., Series 2023-RTL1, Class A1, 7.553%, 12/28/2030(a)(c)	726,592
221,516	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033	217,194
105,966	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034	102,658
98,512	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034	95,631
196,687	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034(b)	190,799
801	Countrywide Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025(b)	752
1,068,052	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 4.081%, 3/25/2060(a)(c)	1,061,192
1,764,070	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060(a)(c)	1,710,399
99,245	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033	96,854
332,559	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1 mo. USD SOFR + 0.774%, 6.101%, 9/19/2045(c)	179,971

Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$748,255	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, REMICS, 30 day USD SOFR Average + 2.200%, 7.520%, 5/25/2042(a)(c)	$761,338
272,711	Federal National Mortgage Association Connecticut Avenue Securities, Series 2020-R01, Class 1M2, 30 day USD SOFR Average + 2.164%, 7.485%, 1/25/2040(a)(c)	276,284
1,004,392	Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R06, Class 1M1, 30 day USD SOFR Average + 2.750%, 8.070%, 5/25/2042(a)(c)	1,030,757
255,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2023-R06, Class 1M2, 30 day USD SOFR Average + 2.700%, 8.020%, 7/25/2043(a)(c)	263,888
45,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2023-R08, Class 1M2, 30 day USD SOFR Average + 2.500%, 7.820%, 10/25/2043(a)(c)	46,153
162,510	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068(a)(c)	153,219
229,791	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041(a)	186,544
338,700	IndyMac INDX Mortgage Loan Trust, Series 2004-AR7, Class A5, 1 mo. USD SOFR + 1.334%, 6.664%, 9/25/2034(b)(c)	264,893
520,216	JP Morgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	507,471
246,126	Lehman XS Trust, Series 2006-2N, Class 1A1, 1 mo. USD SOFR + 0.634%, 5.964%, 2/25/2046(b)(c)	188,716
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 6.750%, 5/25/2034(b)(c)	171,494
126,041	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(b)	119,858
97,984	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(b)	93,913
117,254	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(b)	114,273
360,122	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	346,560
13,996	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 5.722%, 5/25/2036(b)(c)	12,799
245,000	Mill City Mortgage Loan Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060(a)(c)	205,561
235,625	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(b)	146,582
459,397	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035(b)	410,574
846,057	NLT Trust, Series 2023-1, Class A1, 3.200%, 10/25/2062(a)(c)	762,471
432,219	NYMT Loan Trust, Series 2024-CP1, Class A1, 3.750%, 2/25/2068(a)(c)	394,951
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038(a)	729,645
570,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026(a)	522,433
470,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026(a)	429,991
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$930,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038(a)	$842,509
400,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038(a)	360,873
585,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038(a)	528,080
415,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040(a)	345,265
235,000	Progress Residential Trust, Series 2023-SFR2, Class D, 4.500%, 10/17/2028(a)	219,099
709,040	PRPM LLC, Series 2021-2, Class A1, 5.115%, 3/25/2026(a)(c)	702,152
1,394,719	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026(a)(c)	1,359,130
93,341	PRPM LLC, Series 2023-RCF2, Class A1, 4.000%, 11/25/2053(a)(c)	89,526
103,505	PRPM LLC, Series 2024-RCF1, Class A1, 4.000%, 1/25/2054(a)(c)	98,706
436,738	RCO VII Mortgage LLC, Series 2024-1, Class A1, 7.021%, 1/25/2029(a)(c)	434,491
450,617	Redwood Funding Trust, Series 2023-1, Class A, 7.500%, 7/25/2059(a)(c)	442,175
1,670,728	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1 mo. USD SOFR + 0.424%, 5.754%, 7/25/2035(c)	996,606
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038(a)	982,645
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039(a)	1,037,606
738,474	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051(a)(c)	719,864
621,194	VOLT XCII LLC, Series 2021-NPL1, Class A1, 4.893%, 2/27/2051(a)(c)	605,752
1,851,035	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 4.893%, 2/27/2051(a)(c)	1,796,298
1,004,113	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 5.240%, 2/27/2051(a)(c)	981,131
		31,534,251
	ABS Other — 4.4%
1,502,220	AASET Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041(a)	1,362,038
262,853	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033(a)	257,773
625,000	Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028(a)	634,375
250,011	Affirm Asset Securitization Trust, Series 2023-X1, Class A, 7.110%, 11/15/2028(a)	251,288
240,000	Affirm Asset Securitization Trust, Series 2024-A, Class A, 5.610%, 2/15/2029(a)	239,876
225,000	Affirm Asset Securitization Trust, Series 2024-A, Class B, 5.930%, 2/15/2029(a)	224,641
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040(a)(c)	483,693
226,425	Aqua Finance Trust, Series 2019-A, Class C, 4.010%, 7/16/2040(a)	205,366
2,340,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035(a)	2,184,455
550,000	BHG Securitization Trust, Series 2023-B, Class B, 7.450%, 12/17/2036(a)	569,045
195,000	BHG Securitization Trust, Series 2024-1CON, Class B, 6.490%, 4/17/2035(a)	195,984

Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$335,067	Castlelake Aircraft Securitization Trust, Series 2018-1, Class B, 5.300%, 6/15/2043(a)	$266,058
146,836	Castlelake Aircraft Structured Trust, Series 2019-1A, Class A, 3.967%, 4/15/2039(a)	132,169
446,000	EverBright Solar Trust, Series 2024-A, Class A, 6.430%, 6/22/2054(a)	445,305
140,000	Foundation Finance Trust, Series 2023-2A, Class D, 9.100%, 6/15/2049(a)	145,071
63,765	FREED ABS Trust, Series 2021-2, Class C, 1.940%, 6/19/2028(a)	63,413
2,800,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	2,825,250
136,930	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032(a)	133,610
65,005	Hilton Grand Vacations Trust, Series 2022-1D, Class C, 4.690%, 6/20/2034(a)	62,658
330,670	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038(a)	289,330
257,316	Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425%, 11/15/2039(a)	206,223
150,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.970%, 7/21/2031(a)	152,768
1,217,130	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038(a)	1,131,943
1,553,504	Labrador Aviation Finance Ltd., Series 2016-1A, Class A1, 4.300%, 1/15/2042(a)	1,383,551
311,850	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043(a)	293,358
324,010	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043(a)	275,463
187,240	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031(a)	185,228
695,000	Marlette Funding Trust, Series 2023-4A, Class B, 8.150%, 12/15/2033(a)	717,548
39,742	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032(a)(c)	35,768
110,000	MetroNet Infrastructure Issuer LLC, Series 2024-1A, Class A2, 6.230%, 4/20/2054(a)	110,184
129,173	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037(a)	124,172
117,000	MVW LLC, Series 2024-1A, Class C, 6.200%, 2/20/2043(a)	118,478
122,414	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036(a)	117,643
730,000	Navient Private Education Refi Loan Trust, Series 2020-HA, Class B, 2.780%, 1/15/2069(a)	608,255
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035(a)	916,712
810,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036(a)	681,903
535,000	SEB Funding LLC, Series 2024-1A, Class A2, 7.386%, 4/30/2054(a)	540,460
439,096	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037(a)	425,404
146,694	Sierra Timeshare Receivables Funding LLC, Series 2023-1A, Class C, 7.000%, 1/20/2040(a)	147,619
131,665	Sierra Timeshare Receivables Funding LLC, Series 2023-2A, Class C, 7.300%, 4/20/2040(a)	133,735
894,348	Slam Ltd., Series 2021-1A, Class B, 3.422%, 6/15/2046(a)	770,982
1,265,095	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037(a)	1,173,039
Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$188,905	Sunnova Helios XII Issuer LLC, Series 2023-B, Class B, 5.600%, 8/22/2050(a)	$182,227
455,251	Sunnova Helios XIII Issuer LLC, Series 2024-A, Class A, 5.300%, 2/20/2051(a)	445,882
490,000	TIF Funding III LLC, Series 2024-1A, Class A, 5.480%, 5/22/2034(a)	492,915
1,597,717	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042(a)	1,411,952
479,255	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043(a)(c)	458,053
669,518	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045(a)	601,574
224,824	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046(a)	192,355
765,000	Ziply Fiber Issuer LLC, Series 2024-1A, Class A2, 6.640%, 4/20/2054(a)	764,687
		25,771,479
	ABS Student Loan — 2.3%
429,808	College Avenue Student Loans LLC, Series 2021-A, Class D, 4.120%, 7/25/2051(a)	389,961
804,167	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041(a)	718,165
854,635	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042(a)	818,003
1,775,000	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042(a)	1,684,477
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068(a)	2,860,089
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068(a)	582,201
320,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069(a)	270,044
1,290,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069(a)	1,019,512
810,000	Nelnet Student Loan Trust, Series 2021-DA, Class B, 2.900%, 4/20/2062(a)	672,049
275,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28 day Auction Rate Security, 8.000%, 6/15/2032(b)(c)	272,250
866,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28 day Auction Rate Security, 7.960%, 3/15/2033(b)(c)	857,340
88,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28 day Auction Rate Security, 7.960%, 3/15/2033(b)(c)	87,120
548,136	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043(a)	531,789
271,045	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD SOFR + 0.864%, 6.190%, 10/15/2035(a)(c)	270,102
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042(a)	177,804
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042(a)	474,064
230,000	SMB Private Education Loan Trust, Series 2024-A, Class B, 5.880%, 3/15/2056(a)	230,040
400,000	SMB Private Education Loan Trust, Series 2024-A, Class C, 6.220%, 3/15/2056(a)	400,632
1,350,000	SoFi Professional Loan Program LLC, Series 2020-A, Class BFX, 3.120%, 5/15/2046(a)	1,097,445
		13,413,087

Principal Amount (‡)	Description	Value (†)

	ABS Whole Business — 0.8%
$1,510,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053(a)	$1,561,055
249,375	FOCUS Brands Funding, Series 2023-2, Class A2, 8.241%, 10/30/2053(a)	264,536
145,000	Hardee's Funding LLC, Series 2024-1A, Class A2, 7.253%, 3/20/2054(a)	145,819
2,944,312	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049(a)	2,666,375
		4,637,785
	Aerospace & Defense — 1.3%
245,000	BAE Systems PLC, 5.250%, 3/26/2031(a)	246,183
2,030,000	BAE Systems PLC, 5.300%, 3/26/2034(a)	2,039,683
845,000	Boeing Co., 3.625%, 2/01/2031	743,681
860,000	Boeing Co., 5.705%, 5/01/2040	823,142
1,330,000	Boeing Co., 5.805%, 5/01/2050	1,258,350
1,055,000	Embraer Netherlands Finance BV, 7.000%, 7/28/2030(a)	1,104,745
1,395,000	RTX Corp., 6.100%, 3/15/2034	1,490,955
		7,706,739
	Airlines — 0.7%
4,133,765	United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	3,823,939
	Automotive — 0.4%
1,365,000	General Motors Financial Co., Inc., 1.200%, 10/15/2024	1,332,409
315,000	ZF North America Capital, Inc., 6.875%, 4/14/2028(a)	326,866
560,000	ZF North America Capital, Inc., 7.125%, 4/14/2030(a)	590,128
		2,249,403
	Banking — 5.6%
2,200,000	Banco Santander SA, 5.147%, 8/18/2025	2,184,614
50,000	Bank of America Corp., (fixed rate to 3/08/2032, variable rate thereafter), 3.846%, 3/08/2037	44,203
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	3,824,699
1,260,000	Credit Agricole SA, (fixed rate to 1/10/2034, variable rate thereafter), 6.251%, 1/10/2035(a)	1,280,696
1,345,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	1,110,980
5,280,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	4,447,006
1,490,000	Intesa Sanpaolo SpA, 7.200%, 11/28/2033(a)	1,610,541
7,575,000	Morgan Stanley, MTN, (fixed rate to 10/21/2024, variable rate thereafter), 1.164%, 10/21/2025	7,375,626
1,770,000	Societe Generale SA, (fixed rate to 1/19/2034, variable rate thereafter), 6.066%, 1/19/2035(a)	1,780,540
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036(a)	2,981,264
1,030,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	1,249,746
865,000	UBS Group AG, (fixed rate to 2/08/2034, variable rate thereafter), 5.699%, 2/08/2035(a)	869,377
375,000	UBS Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032(a)	318,963
1,085,000	UBS Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026(a)	1,040,233
Principal Amount (‡)	Description	Value (†)

	Banking — continued
$740,000	UBS Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028(a)	$762,252
1,500,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	1,580,445
		32,461,185
	Building Materials — 0.9%
3,145,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	2,786,499
200,000	Cemex SAB de CV, (fixed rate to 3/14/2028, variable rate thereafter), 9.125%(a)(d)	217,271
2,330,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%(a)(d)	2,251,811
		5,255,581
	Cable Satellite — 4.2%
7,390,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027(a)	7,040,982
520,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026(a)	512,063
225,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	173,589
645,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	528,495
330,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	292,451
2,180,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 12/01/2061	1,423,494
2,200,000	CSC Holdings LLC, 3.375%, 2/15/2031(a)	1,495,326
400,000	CSC Holdings LLC, 4.500%, 11/15/2031(a)	283,187
9,810,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	4,981,657
405,000	CSC Holdings LLC, 5.000%, 11/15/2031(a)	204,741
405,000	CSC Holdings LLC, 5.750%, 1/15/2030(a)	214,396
3,210,000	DISH DBS Corp., 5.125%, 6/01/2029	1,338,854
6,305,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	4,964,611
1,770,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	1,216,441
		24,670,287
	Chemicals — 0.4%
1,100,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030(a)	945,862
1,375,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	1,466,061
		2,411,923
	Construction Machinery — 0.3%
510,000	Ashtead Capital, Inc., 5.800%, 4/15/2034(a)	509,482
1,475,000	United Rentals North America, Inc., 6.125%, 3/15/2034(a)	1,476,833
		1,986,315
	Consumer Cyclical Services — 1.5%
8,620,000	Uber Technologies, Inc., 4.500%, 8/15/2029(a)	8,178,810
680,000	Uber Technologies, Inc., 6.250%, 1/15/2028(a)	682,781
		8,861,591
	Diversified Manufacturing — 0.2%
990,000	Veralto Corp., 5.450%, 9/18/2033(a)	1,002,246
	Electric — 0.3%
1,490,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	1,177,369
780,000	Southern Co., 5.700%, 3/15/2034	804,448
		1,981,817
	Finance Companies — 3.6%
1,670,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	1,432,286

Principal Amount (‡)	Description	Value (†)

	Finance Companies — continued
$1,015,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.400%, 10/29/2033	$854,995
405,000	Aircastle Ltd., 5.950%, 2/15/2029(a)	405,159
1,190,000	Aircastle Ltd., 6.500%, 7/18/2028(a)	1,213,870
3,400,000	Ares Capital Corp., 3.200%, 11/15/2031	2,835,669
2,415,000	Blue Owl Capital Corp., 2.875%, 6/11/2028	2,134,864
2,130,000	OneMain Finance Corp., 3.500%, 1/15/2027	1,977,279
125,000	OneMain Finance Corp., 3.875%, 9/15/2028	111,510
365,000	OneMain Finance Corp., 4.000%, 9/15/2030	312,384
485,000	OneMain Finance Corp., 5.375%, 11/15/2029	456,003
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	5,052
2,150,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(a)	1,986,434
2,865,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(a)	2,577,198
105,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	91,476
5,245,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	4,442,992
		20,837,171
	Financial Other — 0.7%
540,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	82,247
425,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	55,964
430,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	71,449
1,540,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	214,106
485,000	Central China Real Estate Ltd., 7.250%, 7/16/2024(e)	17,775
410,000	Central China Real Estate Ltd., 7.250%, 8/13/2024(e)	14,707
1,000,000	Central China Real Estate Ltd., 7.650%, 8/27/2025(e)	34,920
625,000	Central China Real Estate Ltd., 7.750%, 5/24/2024(e)	20,312
1,960,135	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(f)	73,348
2,379,845	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(f)	56,759
239,712	CFLD Cayman Investment Ltd., Zero Coupon, 0.000%–28.181%, 1/31/2031(a)(g)	2,457
710,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024(e)	10,650
645,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023(e)	9,675
630,000	China Evergrande Group, 8.250%, 3/23/2022(e)	8,663
1,020,000	China Evergrande Group, 8.750%, 6/28/2025(e)	9,180
270,000	China Evergrande Group, 9.500%, 4/11/2022(e)	3,510
220,000	China Evergrande Group, 9.500%, 3/29/2024(e)	2,860
1,110,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026(e)	88,800
480,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	409,244
325,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	323,503
945,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	854,035
125,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	120,666
600,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/2025	595,140
1,875,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(e)	57,712
205,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(e)	5,082
855,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(e)	17,100
Principal Amount (‡)	Description	Value (†)

	Financial Other — continued
$4,525,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(e)	$90,500
2,045,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(e)	40,900
2,125,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(e)	45,114
645,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026(e)	44,989
845,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026(e)	58,094
400,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(e)	39,328
230,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(e)	21,850
825,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(e)	29,659
725,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(e)	22,837
610,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(e)	21,332
380,443	Sunac China Holdings Ltd., 6.000% PIK or 5.000% Cash, 9/30/2026(a)(h)	44,447
380,443	Sunac China Holdings Ltd., 6.250% PIK or 5.250% Cash, 9/30/2027(a)(h)	38,463
760,887	Sunac China Holdings Ltd., 6.500% PIK or 5.500% Cash, 9/30/2027(a)(h)	69,104
1,141,330	Sunac China Holdings Ltd., 6.750% PIK or 5.750% Cash, 9/30/2028(a)(h)	92,117
1,141,330	Sunac China Holdings Ltd., 7.000% PIK or 6.000% Cash, 9/30/2029(a)(h)	81,354
536,135	Sunac China Holdings Ltd., 7.250% PIK or 6.250% Cash, 9/30/2030(a)(h)	33,128
210,000	Times China Holdings Ltd., 5.750%, 1/14/2027(e)	6,065
1,085,000	Times China Holdings Ltd., 6.200%, 3/22/2026(e)	28,481
4,400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(e)	223,300
325,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(e)	15,203
415,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(e)	19,995
555,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(e)	26,268
1,360,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(e)	13,954
210,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(e)	2,106
220,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(e)	2,200
		4,270,652
	Gaming — 0.8%
665,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031(a)	582,356
245,000	GLP Capital LP/GLP Financing II, Inc., 6.750%, 12/01/2033	258,219
315,000	Light & Wonder International, Inc., 7.000%, 5/15/2028(a)	317,321
910,000	Light & Wonder International, Inc., 7.250%, 11/15/2029(a)	934,176
355,000	Light & Wonder International, Inc., 7.500%, 9/01/2031(a)	369,165
2,670,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029(a)	2,457,384
5,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025(a)	4,923
		4,923,544
	Government Owned - No Guarantee — 0.6%
465,000	Antares Holdings LP, 2.750%, 1/15/2027(a)	416,585

Principal Amount (‡)	Description	Value (†)

	Government Owned - No Guarantee — continued
$2,790,000	Antares Holdings LP, 3.750%, 7/15/2027(a)	$2,545,843
735,000	Ecopetrol SA, 8.375%, 1/19/2036	741,923
		3,704,351
	Health Care REITs — 0.1%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	373,479
	Health Insurance — 1.0%
1,845,000	Centene Corp., 3.375%, 2/15/2030	1,632,699
3,575,000	Centene Corp., 4.625%, 12/15/2029	3,394,031
585,000	Molina Healthcare, Inc., 4.375%, 6/15/2028(a)	549,916
		5,576,646
	Healthcare — 0.7%
3,045,000	HCA, Inc., 5.600%, 4/01/2034	3,066,078
900,000	Solventum Corp., 5.900%, 4/30/2054(a)	897,784
		3,963,862
	Independent Energy — 2.1%
1,920,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	1,564,785
4,140,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	4,115,340
1,190,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028	1,085,270
25,000	EQT Corp., 3.625%, 5/15/2031(a)	22,003
745,000	Leviathan Bond Ltd., 6.125%, 6/30/2025	733,534
740,000	Leviathan Bond Ltd., 6.500%, 6/30/2027	715,121
180,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	204,043
180,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	209,102
320,000	Ovintiv, Inc., 6.500%, 8/15/2034	339,453
140,000	Ovintiv, Inc., 6.500%, 2/01/2038	145,849
695,000	Ovintiv, Inc., 6.625%, 8/15/2037	725,516
90,000	Ovintiv, Inc., 7.200%, 11/01/2031	97,566
85,000	Ovintiv, Inc., 7.375%, 11/01/2031	93,135
385,000	Ovintiv, Inc., 8.125%, 9/15/2030	434,328
870,000	Var Energi ASA, 7.500%, 1/15/2028(a)	920,178
410,000	Var Energi ASA, 8.000%, 11/15/2032(a)	458,938
455,000	Viper Energy, Inc., 7.375%, 11/01/2031(a)	473,007
		12,337,168
	Leisure — 1.8%
1,880,000	Carnival Corp., 5.750%, 3/01/2027(a)	1,860,703
580,000	Carnival Corp., 6.000%, 5/01/2029(a)	572,292
1,560,000	NCL Corp. Ltd., 5.875%, 3/15/2026(a)	1,539,955
890,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	877,967
1,325,000	NCL Corp. Ltd., 8.125%, 1/15/2029(a)	1,402,095
570,000	NCL Finance Ltd., 6.125%, 3/15/2028(a)	562,884
240,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026(a)	231,610
1,725,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(a)	1,704,997
560,000	Royal Caribbean Cruises Ltd., 6.250%, 3/15/2032(a)	564,458
1,260,000	VOC Escrow Ltd., 5.000%, 2/15/2028(a)	1,212,226
		10,529,187
	Life Insurance — 0.2%
780,000	Global Atlantic Fin Co., 3.125%, 6/15/2031(a)	645,949
425,000	Global Atlantic Fin Co., 4.400%, 10/15/2029(a)	395,143
		1,041,092
	Local Authorities — 0.3%
2,310,000	New South Wales Treasury Corp., 3.000%, 3/20/2028, (AUD)	1,454,384
Principal Amount (‡)	Description	Value (†)

	Lodging — 0.5%
$585,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.000%, 6/01/2029(a)	$545,572
690,000	Marriott International, Inc., 5.300%, 5/15/2034	682,458
805,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(a)	736,376
1,330,000	Travel & Leisure Co., 4.625%, 3/01/2030(a)	1,214,368
		3,178,774
	Media Entertainment — 1.1%
1,230,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(a)	895,189
1,430,000	Netflix, Inc., 4.875%, 6/15/2030(a)	1,419,996
860,000	Netflix, Inc., 5.375%, 11/15/2029(a)	877,619
645,000	Netflix, Inc., 5.875%, 11/15/2028	670,495
2,555,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032	2,282,225
		6,145,524
	Metals & Mining — 2.5%
1,360,000	ArcelorMittal SA, 6.800%, 11/29/2032	1,454,422
1,900,000	First Quantum Minerals Ltd., 9.375%, 3/01/2029(a)	1,968,239
10,565,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	11,300,796
		14,723,457
	Midstream — 1.3%
810,000	Cheniere Energy, Inc., 5.650%, 4/15/2034(a)	815,784
165,000	EnLink Midstream LLC, 6.500%, 9/01/2030(a)	169,701
555,000	Targa Resources Corp., 6.125%, 3/15/2033	579,016
2,455,000	Targa Resources Corp., 6.500%, 3/30/2034	2,637,834
1,535,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(a)	1,304,140
815,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031(a)	724,698
1,045,000	Western Midstream Operating LP, 6.150%, 4/01/2033	1,071,455
		7,302,628
	Non-Agency Commercial Mortgage-Backed Securities — 6.3%
2,995,000	BBCMS Mortgage Trust, Series 2020-BID, Class B, 1 mo. USD SOFR + 2.654%, 7.981%, 10/15/2037(a)(c)	2,953,819
2,155,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 12.196%, 12/15/2038(a)(c)	1,852,962
1,925,000	BPR Trust, Series 2022-SSP, Class A, 1 mo. USD SOFR + 3.000%, 8.325%, 5/15/2039(a)(c)	1,933,422
2,040,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 4.919%, 5/10/2047(a)(c)	1,400,821
2,508,069	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045(a)	2,352,490
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.473%, 12/10/2044(c)	118,502
1,890,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037(a)	1,211,549
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037(a)	2,904,524
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034(a)(c)	638,399
920,000	DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.141%, 9/12/2040(a)(c)	947,259
562,267	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD SOFR + 2.364%, 7.690%, 7/15/2038(a)(c)	561,564

Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$475,000	GS Mortgage Securities Corp. Trust, Series 2012-BWTR, Class A, 2.954%, 11/05/2034(a)	$360,805
725,727	GS Mortgage Securities Corp. Trust, Series 2013-G1, Class B, 3.721%, 4/10/2031(a)(c)	671,884
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033(a)(c)	1,492,255
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.152%, 8/10/2044(a)(c)	397,025
3,905,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.152%, 8/10/2044(a)(c)	1,438,180
1,945,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046(a)(c)	1,714,776
1,777,741	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 3.772%, 12/15/2047(a)(c)	1,632,106
786,794	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.212%, 6/15/2044(a)(c)	731,179
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.212%, 6/15/2044(a)(c)	1,903,755
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, Prime + 0.000%, 8.500%, 11/15/2027(a)(b)(c)(f)	348,846
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, Prime + 0.000%, 8.500%, 11/15/2027(a)(b)(c)(f)	341,190
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, Prime + 0.000%, 8.500%, 11/15/2027(a)(b)(c)(f)	178,750
2,187,251	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 3.949%, 7/15/2046(c)	2,013,277
1,690,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(c)	1,444,022
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.115%, 11/15/2059(c)	350,450
941,396	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.855%, 3/15/2044(a)(c)	279,765
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 4.979%, 6/15/2044(a)(c)	1,343,350
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.331%, 12/15/2045(c)	1,737,376
1,570,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	1,288,134
		36,542,436
	Pharmaceuticals — 2.2%
3,475,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	1,896,321
930,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/09/2030, (EUR)	964,198
1,225,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	1,460,252
1,030,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	1,285,498
920,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	860,100
7,575,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	5,222,225
200,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	193,615
Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
$435,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	$466,933
305,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	334,524
		12,683,666
	Retailers — 0.3%
1,950,000	Lithia Motors, Inc., 3.875%, 6/01/2029(a)	1,759,329
	Sovereigns — 1.6%
805,000	Chile Government International Bonds, 3.500%, 1/31/2034	704,347
645,000	Chile Government International Bonds, 3.500%, 1/25/2050	469,511
615,000	Colombia Government International Bonds, 8.000%, 11/14/2035	645,643
150,000	Dominican Republic International Bonds, 4.875%, 9/23/2032	134,291
315,000	Mexico Government International Bonds, 6.000%, 5/07/2036	315,648
200,000	Paraguay Government International Bonds, 6.000%, 2/09/2036(a)	202,698
760,000	Philippines Government International Bonds, 2.650%, 12/10/2045	503,612
385,000	Philippines Government International Bonds, 2.950%, 5/05/2045	268,057
650,000	Qatar Government International Bonds, 5.103%, 4/23/2048	631,346
2,355,000	Republic of Poland Government International Bonds, 5.500%, 3/18/2054	2,338,068
220,000	Republic of Uzbekistan International Bonds, 7.850%, 10/12/2028(a)	229,913
1,456,000	Romania Government International Bonds, 6.375%, 1/30/2034(a)	1,475,452
1,015,000	Turkiye Government International Bonds, 5.875%, 5/21/2030, (EUR)	1,093,559
		9,012,145
	Technology — 2.4%
1,740,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	1,405,748
1,400,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	1,199,673
20,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	18,108
1,010,000	CommScope Technologies LLC, 5.000%, 3/15/2027(a)	390,102
1,160,000	CommScope, Inc., 4.750%, 9/01/2029(a)	837,961
1,450,000	CommScope, Inc., 7.125%, 7/01/2028(a)	573,573
10,000	Leidos, Inc., 5.750%, 3/15/2033	10,252
340,000	Micron Technology, Inc., 5.875%, 2/09/2033	351,833
1,595,000	Micron Technology, Inc., 5.875%, 9/15/2033	1,653,649
2,210,000	Micron Technology, Inc., 6.750%, 11/01/2029	2,372,126
1,590,000	Motorola Solutions, Inc., 5.400%, 4/15/2034	1,586,859
10,000	Open Text Corp., 6.900%, 12/01/2027(a)	10,340
1,415,000	Trimble, Inc., 6.100%, 3/15/2033	1,478,232
975,000	UKG, Inc., 6.875%, 2/01/2031(a)	993,259
1,240,000	Western Digital Corp., 2.850%, 2/01/2029	1,078,853
		13,960,568
	Transportation Services — 0.2%
1,215,000	Rand Parent LLC, 8.500%, 2/15/2030(a)	1,202,133
	Treasuries — 10.1%
10,225(i )	Brazil Notas do Tesouro Nacional, Series NTNF, 10.000%, 1/01/2029, (BRL)	1,991,354
11,439,000,000	Indonesia Treasury Bonds, Series 101, 6.875%, 4/15/2029, (IDR)	728,481

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
260,036(j )	Mexico Bonos, Series M, 7.500%, 5/26/2033, (MXN)	$1,392,177
2,660,000	New Zealand Government Bonds, Series 433, 3.500%, 4/14/2033, (NZD)	1,466,736
15,625,000	Norway Government Bonds, Series 477, 1.750%, 3/13/2025, (NOK)	1,405,632
338,660,000	Republic of South Africa Government Bonds, Series 2037, 8.500%, 1/31/2037, (ZAR)	13,181,634
1,225,000	U.K. Gilts, 0.250%, 1/31/2025, (GBP)	1,490,937
19,705,000	U.S. Treasury Notes, 4.500%, 11/30/2024(k)	19,610,324
15,995,000	U.S. Treasury Notes, 4.500%, 3/31/2026	15,955,012
60,435,000	Uruguay Government International Bonds, 8.250%, 5/21/2031, (UYU)	1,538,322
		58,760,609
	Total Non-Convertible Bonds (Identified Cost $505,628,534)	424,928,973

Convertible Bonds — 4.0%
	Airlines — 0.4%
2,560,000	Southwest Airlines Co., 1.250%, 5/01/2025	2,590,720
	Cable Satellite — 0.9%
8,125,000	DISH Network Corp., 3.375%, 8/15/2026	5,057,812
	Consumer Cyclical Services — 0.1%
160,000	Booking Holdings, Inc., 0.750%, 5/01/2025	308,800
285,000	Uber Technologies, Inc., Zero Coupon, 4.926%–5.152%, 12/15/2025(g)	319,913
190,000	Uber Technologies, Inc., Series 2028, 0.875%, 12/01/2028(a)	235,030
		863,743
	Electric — 0.1%
290,000	Evergy, Inc., 4.500%, 12/15/2027(a)	294,785
200,000	NRG Energy, Inc., 2.750%, 6/01/2048	330,900
		625,685
	Financial Other — 0.0%
472,629	Sunac China Holdings Ltd., 1.000% PIK or 0.000% Cash, 9/30/2032(a)(l)	28,358
	Healthcare — 0.5%
480,000	Envista Holdings Corp., 1.750%, 8/15/2028(a)	422,100
2,725,000	Teladoc Health, Inc., 1.250%, 6/01/2027	2,295,812
		2,717,912
	Leisure — 0.3%
800,000	Carnival Corp., 5.750%, 12/01/2027	1,204,000
245,000	NCL Corp. Ltd., 1.125%, 2/15/2027	231,562
115,000	Royal Caribbean Cruises Ltd., 6.000%, 8/15/2025	326,830
		1,762,392
	Media Entertainment — 0.1%
770,000	Spotify USA, Inc., Zero Coupon, 5.189%, 3/15/2026(m)	706,860
	Pharmaceuticals — 0.9%
1,020,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	1,001,538
3,745,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	3,693,693
410,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027(m)	278,554
		4,973,785
Principal Amount (‡)	Description	Value (†)

	Retailers — 0.2%
$525,000	Etsy, Inc., 0.125%, 9/01/2027	$439,373
1,230,000	Etsy, Inc., 0.250%, 6/15/2028	968,625
		1,407,998
	Technology — 0.5%
170,000	Datadog, Inc., 0.125%, 6/15/2025	239,530
190,000	Nutanix, Inc., 0.250%, 10/01/2027	232,750
285,000	ON Semiconductor Corp., 0.500%, 3/01/2029	280,440
85,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	242,590
175,000	Shift4 Payments, Inc., 0.500%, 8/01/2027	162,313
125,000	Shift4 Payments, Inc., Zero Coupon, 0.000%, 12/15/2025(m)	133,750
1,465,000	Unity Software, Inc., Zero Coupon, 7.173%–8.213%, 11/15/2026(g)	1,241,587
170,000	Zscaler, Inc., 0.125%, 7/01/2025	231,617
		2,764,577
	Total Convertible Bonds (Identified Cost $28,395,729)	23,499,842
	Total Bonds and Notes (Identified Cost $534,024,263)	448,428,815

Collateralized Loan Obligations — 9.2%
1,325,000	AIMCO CLO 12 Ltd., Series 2020-12A, Class AR, 3 mo. USD SOFR + 1.170%, 6.487%, 1/17/2032(a)(c)	1,325,397
480,000	Apidos CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD SOFR + 2.212%, 7.526%, 7/16/2031(a)(c)	480,077
3,175,000	Apidos CLO XXIII Ltd., Series 2015-23A, Class CR, 3 mo. USD SOFR + 2.262%, 7.576%, 4/15/2033(a)(c)	3,174,854
500,000	ARES LIX CLO Ltd., Series 2021-59A, Class E, 3 mo. USD SOFR + 6.512%, 11.836%, 4/25/2034(a)(c)	499,577
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3 mo. USD SOFR + 3.062%, 8.376%, 1/15/2033(a)(c)	850,006
445,000	Battalion CLO XVI Ltd., Series 2019-16A, Class DR, 3 mo. USD SOFR + 3.512%, 8.829%, 12/19/2032(a)(c)	439,788
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3 mo. USD SOFR + 2.212%, 7.526%, 4/15/2029(a)(c)	914,959
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3 mo. USD SOFR + 2.062%, 7.379%, 1/20/2031(a)(c)	398,023
970,000	CarVal CLO IV Ltd., Series 2021-1A, Class D, 3 mo. USD SOFR + 3.512%, 8.829%, 7/20/2034(a)(c)	965,336
730,000	CIFC Funding Ltd., Series 2013-2A, Class A3LR, 3 mo. USD SOFR + 2.212%, 7.510%, 10/18/2030(a)(c)	729,471
265,000	CIFC Funding Ltd., Series 2014-2RA, Class A3, 3 mo. USD SOFR + 2.162%, 7.480%, 4/24/2030(a)(c)	264,991
395,000	Clover CLO LLC, Series 2021-2A, Class A, 3 mo. USD SOFR + 1.432%, 6.749%, 7/20/2034(a)(c)	395,085
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3 mo. USD SOFR + 6.112%, 11.426%, 10/15/2030(a)(c)	850,246

Principal Amount (‡)	Description	Value (†)

$250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3 mo. USD SOFR + 2.012%, 7.310%, 4/18/2031(a)(c)	$247,120
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3 mo. USD SOFR + 2.112%, 7.426%, 4/15/2029(a)(c)	299,401
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3 mo. USD SOFR + 6.112%, 11.437%, 11/22/2031(a)(c)	1,394,169
320,000	GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3 mo. USD SOFR + 2.162%, 7.479%, 4/20/2030(a)(c)	318,995
435,000	Golub Capital Partners CLO 41B-R Ltd., Series 2019-41A, Class AR, 3 mo. USD SOFR + 1.582%, 6.899%, 1/20/2034(a)(c)	435,276
1,550,000	Hayfin U.S. XII Ltd., Series 2020-12A, Class D, 3 mo. USD SOFR + 4.422%, 9.739%, 1/20/2034(a)(c)	1,549,957
310,000	LCM 30 Ltd., Series 30A, Class DR, 3 mo. USD SOFR + 3.262%, 8.579%, 4/20/2031(a)(c)	298,941
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3 mo. USD SOFR + 2.412%, 7.727%, 1/23/2031(a)(c)	475,175
3,300,000	Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class CR2, 3 mo. USD SOFR + 2.162%, 7.481%, 1/28/2030(a)(c)	3,283,196
575,000	Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2021-45A, Class A, 3 mo. USD SOFR + 1.392%, 6.706%, 10/14/2035(a)(c)	575,375
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3 mo. USD SOFR + 7.492%, 12.809%, 10/20/2032(a)(c)	2,095,325
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3 mo. USD SOFR + 6.012%, 11.329%, 10/20/2030(a)(c)	479,243
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3 mo. USD SOFR + 2.162%, 7.479%, 1/22/2030(a)(c)	916,087
445,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3 mo. USD SOFR + 6.622%, 11.939%, 4/21/2034(a)(c)	444,936
1,900,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3 mo. USD SOFR + 6.512%, 11.829%, 7/02/2035(a)(c)	1,923,643
5,105,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class ER, 3 mo. USD SOFR + 6.662%, 11.979%, 10/22/2036(a)(c)	5,141,538
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3 mo. USD SOFR + 2.262%, 7.560%, 4/18/2033(a)(c)	1,751,808
1,095,000	OHA Credit Partners XVI, Series 2021-16A, Class A, 3 mo. USD SOFR + 1.412%, 6.710%, 10/18/2034(a)(c)	1,096,159
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3 mo. USD SOFR + 2.212%, 7.529%, 1/20/2033(a)(c)	1,565,441
2,050,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3 mo. USD SOFR + 4.012%, 9.326%, 4/15/2034(a)(c)	2,049,949
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3 mo. USD SOFR + 2.212%, 7.529%, 7/20/2030(a)(c)	299,608
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3 mo. USD SOFR + 2.262%, 7.579%, 7/20/2029(a)(c)	2,610,747
Principal Amount (‡)	Description	Value (†)

$1,190,000	Point Au Roche Park CLO Ltd., Series 2021-1A, Class D, 3 mo. USD SOFR + 3.062%, 8.379%, 7/20/2034(a)(c)	$1,180,137
2,110,000	Post CLO Ltd., Series 2023-1A, Class A, 3 mo. USD SOFR + 1.950%, 7.268%, 4/20/2036(a)(c)	2,126,072
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3 mo. USD SOFR + 2.162%, 7.476%, 10/15/2029(a)(c)	2,567,992
1,634,062	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3 mo. USD SOFR + 1.362%, 6.681%, 5/20/2031(a)(c)	1,634,301
1,030,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3 mo. USD SOFR + 1.422%, 6.738%, 4/17/2034(a)(c)	1,029,954
920,000	TCW CLO Ltd., Series 2018-1A, Class D, 3 mo. USD SOFR + 3.172%, 8.496%, 4/25/2031(a)(c)	914,037
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3 mo. USD SOFR + 2.412%, 7.726%, 4/15/2033(a)(c)	1,031,211
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3 mo. USD SOFR + 2.412%, 7.729%, 4/20/2033(a)(c)	609,959
895,000	Trestles CLO II Ltd., Series 2018-2A, Class D, 3 mo. USD SOFR + 6.012%, 11.336%, 7/25/2031(a)(c)	885,919
895,000	Verde CLO Ltd., Series 2019-1A, Class AR, 3 mo. USD SOFR + 1.362%, 6.676%, 4/15/2032(a)(c)	895,304
	Total Collateralized Loan Obligations (Identified Cost $52,621,622)	53,414,785

Senior Loans — 3.2%
	Building Materials — 0.2%
460,000	Foundation Building Materials Holding Co. LLC, 2024 Term Loan B2, 1 mo. USD SOFR + 4.000%, 9.313%, 1/29/2031(c)(n)	461,610
640,000	Summit Materials LLC, 2023 Incremental Term Loan B, 3 mo. USD SOFR + 2.500%, 7.827%, 1/12/2029(c)(n)	642,720
		1,104,330
	Cable Satellite — 0.3%
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 1 mo. EURIBOR + 3.000%, 6.859%, 1/31/2029, (EUR)(c)(n)	2,003,349
	Consumer Cyclical Services — 0.3%
1,614,195	Uber Technologies, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 2.750%, 8.079%, 3/03/2030(c)(n)	1,620,426
	Gaming — 0.0%
119,415	Light & Wonder International, Inc., 2024 Term Loan, 1 mo. USD SOFR + 2.750%, 8.075%, 4/14/2029(c)(n)	119,531
	Healthcare — 0.5%
1,052,710	Bausch & Lomb Corp., 2023 Incremental Term Loan, 1 mo. USD SOFR + 4.000%, 9.330%, 9/29/2028(c)(n)	1,050,741
1,800,000	Star Parent, Inc., Term Loan B, 3 mo. USD SOFR + 4.000%, 9.309%, 9/27/2030(c)(n)	1,787,850
		2,838,591

Principal Amount (‡)	Description	Value (†)

	Leisure — 0.5%
$1,933,513	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD SOFR + 3.250%, 8.695%, 10/18/2028(c)(n)	$1,933,920
992,802	Carnival Corp., 2023 Term Loan B, 1 mo. USD SOFR + 3.000%, 8.319%, 8/08/2027(c)(n)	993,427
		2,927,347
	Lodging — 0.1%
735,000	Hilton Grand Vacations Borrower LLC, 2024 Incremental Term Loan B, 1 mo. USD SOFR + 2.750%, 8.077%, 1/17/2031(c)(n)	736,147
	Media Entertainment — 0.2%
846,752	MH Sub I LLC, 2023 Term Loan, 1 mo. USD SOFR + 4.250%, 9.580%, 5/03/2028(c)(n)	840,782
	Property & Casualty Insurance — 0.3%
241,938	AmWINS Group, Inc., 2023 Incremental Term Loan B, 1 mo. USD SOFR + 2.750%, 8.195%, 2/19/2028(c)(n)	242,172
558,600	HUB International Ltd., 2024 Term Loan B, 3 mo. USD SOFR + 3.250%, 8.574%, 6/20/2030(c)(n)	558,701
777,000	Truist Insurance Holdings LLC, 1st Lien Term Loan, 3/24/2031(o)	775,702
		1,576,575
	Restaurants — 0.1%
763,950	1011778 B.C. Unlimited Liability Co., 2023 Term Loan B5, 1 mo. USD SOFR + 2.250%, 7.580%, 9/20/2030(c)(n)	763,186
	Technology — 0.6%
2,926,431	GTCR W Merger Sub LLC, USD Term Loan B, 1 mo. USD SOFR + 3.000%, 8.309%, 1/31/2031(c)(n)	2,934,362
585,461	Open Text Corp., 2023 Term Loan B, 1 mo. USD SOFR + 2.750%, 8.177%, 1/31/2030(c)(n)	586,128
		3,520,490
	Transportation Services — 0.1%
549,450	Rand Parent LLC, 2023 Term Loan B, 3 mo. USD SOFR + 4.250%, 9.559%, 3/17/2030(c)(n)	549,796
	Total Senior Loans (Identified Cost $18,646,681)	18,600,550

Shares
Common Stocks— 2.2%
	Aerospace & Defense — 0.1%
606	Lockheed Martin Corp.	275,651
	Air Freight & Logistics — 0.0%
1,279	United Parcel Service, Inc., Class B	190,098
	Banks — 0.1%
1,145	JPMorgan Chase & Co.	229,343
	Beverages — 0.1%
3,182	Coca-Cola Co.	194,675
	Biotechnology — 0.2%
4,566	AbbVie, Inc.	831,469
	Capital Markets — 0.0%
89	BlackRock, Inc.	74,199
754	Morgan Stanley	70,997
		145,196
	Chemicals — 0.0%
215	Linde PLC	99,829
Shares	Description	Value (†)
	Communications Equipment — 0.0%
3,200	Cisco Systems, Inc.	$159,712
	Construction Materials — 0.4%
275,914	Cemex SAB de CV, ADR(f)	2,485,985
	Consumer Staples Distribution & Retail — 0.1%
254	Costco Wholesale Corp.	186,088
2,640	Walmart, Inc.	158,849
		344,937
	Containers & Packaging — 0.0%
454	Packaging Corp. of America	86,160
	Electric Utilities — 0.0%
1,892	Duke Energy Corp.	182,975
	Electrical Equipment — 0.0%
799	Emerson Electric Co.	90,623
	Financial Services — 0.0%
256	Mastercard, Inc., Class A	123,282
	Ground Transportation — 0.0%
498	Union Pacific Corp.	122,473
	Health Care Equipment & Supplies — 0.0%
1,578	Abbott Laboratories	179,355
	Health Care Providers & Services — 0.2%
1,663	Elevance Health, Inc.	862,332
397	UnitedHealth Group, Inc.	196,396
		1,058,728
	Hotels, Restaurants & Leisure — 0.1%
2,208	Starbucks Corp.	201,789
	Household Products — 0.0%
1,157	Procter & Gamble Co.	187,723
	IT Services — 0.0%
116	Accenture PLC, Class A	40,207
	Life Sciences Tools & Services — 0.0%
217	Thermo Fisher Scientific, Inc.	126,123
	Machinery — 0.0%
396	Deere & Co.	162,653
	Media — 0.2%
198,479	Altice USA, Inc., Class A(f)	518,030
5,807	Comcast Corp., Class A	251,733
47,153	Paramount Global, Class B	554,991
		1,324,754
	Metals & Mining — 0.0%
4,508	Newmont Corp.	161,567
	Oil, Gas & Consumable Fuels — 0.3%
5,510	Diamondback Energy, Inc.	1,091,917
785	Pioneer Natural Resources Co.	206,062
4,545	Williams Cos., Inc.	177,119
		1,475,098
	Pharmaceuticals — 0.1%
4,391	Bristol-Myers Squibb Co.	238,124
1,386	Johnson & Johnson	219,251
1,010	Merck & Co., Inc.	133,270
		590,645
	Semiconductors & Semiconductor Equipment — 0.1%
155	Broadcom, Inc.	205,439
1,961	Microchip Technology, Inc.	175,921
1,221	QUALCOMM, Inc.	206,715
		588,075
	Software — 0.1%
462	Microsoft Corp.	194,373

Shares	Description	Value (†)
	Specialized REITs — 0.0%
927	American Tower Corp.	$183,166
	Specialty Retail — 0.0%
479	Home Depot, Inc.	183,744
	Technology Hardware, Storage & Peripherals — 0.1%
1,140	Apple, Inc.	195,487
	Trading Companies & Distributors — 0.0%
1,475	Fastenal Co.	113,782
	Total Common Stocks (Identified Cost $12,746,701)	12,529,677

Preferred Stocks — 0.1%

Convertible Preferred Stocks — 0.1%
	Midstream — 0.0%
2,329	El Paso Energy Capital Trust I, 4.750%	111,699
	Technology — 0.1%
21,028	Clarivate PLC, Series A, 5.250%	624,952
	Total Convertible Preferred Stocks (Identified Cost $1,081,917)	736,651
	Total Preferred Stocks (Identified Cost $1,081,917)	736,651

Other Investments — 0.0%
	Aircraft ABS — 0.0%
900	ECAF I Blocker, Ltd.(b)(p) (Identified Cost $9,000,000)	—

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 6.4%
$16,026,701	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/28/2024 at 3.500% to be repurchased at $16,032,933 on 4/01/2024 collateralized by $17,570,900 U.S. Treasury Note, 0.750% due 4/30/2026 valued at $16,299,476; $49,500 U.S. Treasury Note, 2.375% due 4/30/2026 valued at $47,831 including accrued interest(q)	$16,026,701
10,175,000	U.S. Treasury Bills, 5.230%, 4/04/2024(r)	10,170,598
11,000,000	U.S. Treasury Bills, 5.242%, 6/13/2024(r)	10,883,665
	Total Short-Term Investments (Identified Cost $37,080,340)	37,080,964
	Total Investments — 98.2% (Identified Cost $665,201,524)	570,791,442
	Other assets less liabilities — 1.8%	10,628,729
	Net Assets — 100.0%	$581,420,171

Written Options — (0.0%)
Description	Expiration Date	Exercise Price	Shares/ Contracts (††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
Abbott Laboratories, Call	4/19/2024	125	(1,200)	$(136,392)	$(1,233)	$(126)
AbbVie, Inc., Call	4/19/2024	185	(1,100)	(200,310)	(2,450)	(1,364)
Apple, Inc., Call	4/19/2024	190	(500)	(85,740)	(1,136)	(53)
Broadcom, Inc., Call	4/19/2024	1,440	(100)	(132,541)	(3,037)	(905)
Coca-Cola Co., Call	4/19/2024	62.5	(1,500)	(91,770)	(656)	(300)
Comcast Corp., Call	4/19/2024	45	(4,000)	(173,400)	(1,749)	(920)
Costco Wholesale Corp., Call	4/19/2024	785	(100)	(73,263)	(1,027)	(66)
Elevance Health, Inc., Call	4/19/2024	530	(300)	(155,562)	(2,105)	(2,055)
Emerson Electric Co., Call	4/19/2024	110	(500)	(56,710)	(713)	(1,925)
Fastenal Co., Call	4/19/2024	77.5	(1,100)	(84,854)	(921)	(2,062)
Home Depot, Inc., Call	4/19/2024	390	(300)	(115,080)	(1,055)	(1,207)
JPMorgan Chase & Co., Call	4/19/2024	190	(800)	(160,240)	(2,026)	(8,740)
Linde PLC, Call	4/19/2024	465	(100)	(46,432)	(387)	(625)
Lockheed Martin Corp., Call	4/19/2024	450	(400)	(181,948)	(1,127)	(3,960)
Mastercard, Inc., Call	4/19/2024	490	(100)	(48,157)	(592)	(393)
Merck & Co., Inc., Call	4/19/2024	135	(700)	(92,365)	(796)	(609)
Microchip Technology, Inc., Call	4/19/2024	92.5	(1,500)	(134,565)	(1,331)	(2,250)
Microsoft Corp., Call	4/19/2024	430	(300)	(126,216)	(1,595)	(1,110)
Morgan Stanley, Call	4/19/2024	92.5	(500)	(47,080)	(509)	(1,725)
Packaging Corp. of America, Call	4/19/2024	180	(300)	(56,934)	(845)	(3,495)
Procter & Gamble Co., Call	4/19/2024	165	(900)	(146,025)	(1,563)	(1,103)
QUALCOMM, Inc., Call	4/19/2024	170	(900)	(152,370)	(1,896)	(3,712)
Starbucks Corp., Call	4/19/2024	100	(1,500)	(137,085)	(1,526)	(105)
Thermo Fisher Scientific, Inc., Call	4/19/2024	600	(100)	(58,121)	(577)	(410)
Union Pacific Corp., Call	4/19/2024	265	(300)	(73,779)	(980)	(105)

Description	Expiration Date	Exercise Price	Shares/ Contracts (††)	Notional Amount	Premiums (Received)	Value (†)
United Parcel Service, Inc., Call	4/19/2024	155	(600)	$(89,178)	$(1,558)	$(441)
UnitedHealth Group, Inc., Call	4/19/2024	550	(200)	(98,940)	(1,443)	(118)
Walmart, Inc., Call	4/19/2024	61.67	(700)	(42,119)	(425)	(189)
Total					$(35,258)	$(40,073)

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Domestic, exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service. Bilateral credit default swaps are fair valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are fair valued based on prices supplied by an independent pricing source. Centrally cleared swap agreements are fair valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's NAV is calculated.
Fair valuation by the Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(††)	Options on securities are expressed as shares.
(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, the value of Rule 144A holdings amounted to
$305,113,568 or 52.5% of net assets.

(b)	Level 3 security. Value has been determined using significant unobservable inputs.
(c)
Variable rate security. Rate as of March 31, 2024 is disclosed. Issuers comprised of various lots with differing coupon rates have been aggregated for the purpose of presentation in the Portfolio of Investments and show a weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(d)	Perpetual bond with no specified maturity date.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Non-income producing security.
(g)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(h)	Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were received during the period.
(i)	Amount shown represents units. One unit represents a principal amount of 1,000.
(j)	Amount shown represents units. One unit represents a principal amount of 100.
(k)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(l)
Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended March 31, 2024, interest payments were made in principal.

(m)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(n)
Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate which may range from 0.00% to 0.75%, to which the spread is added.

(o)	Position is unsettled. Contract rate was not determined at March 31, 2024 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(p)	Securities subject to restriction on resale. At March 31, 2024, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker, Ltd.	6/18/2015	$9,000,000	$ —	0.0%

(q)
The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-
party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the
Fund's ability to dispose of the underlying securities. As of March 31, 2024, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(r)	Interest rate represents discount rate at time of purchase; not a coupon rate.

ABS	Asset-Backed Securities
ADR
An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
REMICS	Real Estate Mortgage Investment Conduits
SAFEX	South African Futures Exchange
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Swap Agreements
The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the "protection buyer" and "protection seller") to exchange the credit risk of an issuer ("reference obligation") for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments ("fees") over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.
Swap agreements are privately negotiated in the over-the-counter ("OTC") market and may be entered into as a bilateral contract or centrally cleared ("centrally cleared swaps"). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as "variation margin," are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund's counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.
At March 31, 2024, the Fund had the following open centrally cleared interest rate swap agreements:
Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
330,000,000	ZAR	5/07/2030	7.58%	3 mo. SAFEX - JIBAR	$1,101,825	$1,100,350

At March 31, 2024, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY* .S42	(5.00%)	6/20/2029	37,805,000	$(2,713,430)	$(2,776,439)	$(63,009)
CDX.NA.HY* .S42	(5.00%)	6/20/2029	23,520,000	(1,688,133)	(1,727,333)	(39,200)
Total					$(4,503,772)	$(102,209)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
1	Payments are made quarterly.
2	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.
*	CDX.NA.HY is an index composed of North American high yield credit default swaps.
Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund's investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund's or counterparty's net obligations under the contracts.
At March 31, 2024, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	4/30/2024	EUR	S	800,000	$868,864	$864,013	$4,851
Bank of America N.A.	6/05/2024	EUR	S	2,255,000	2,447,848	2,438,907	8,941
Barclays Bank PLC	4/30/2024	EUR	S	1,955,000	2,123,677	2,111,431	12,246
BNP Paribas SA	5/16/2024	ZAR	S	225,060,000	11,718,762	11,841,777	(123,015)
Total							$(96,977)
Futures Contracts
The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as "initial margin." As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund's claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
At March 31, 2024, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes Futures	6/28/2024	1,236	$252,960,953	$252,742,688	$(218,265)
CBOT 5 Year U.S. Treasury Notes Futures	6/28/2024	614	65,508,243	65,707,594	199,351
Total					$(18,914)

At March 31, 2024, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT U.S. Long Bond Futures	6/18/2024	134	$15,944,820	$16,138,625	$(193,805)
CME Ultra Long Term U.S. Treasury Bond Futures	6/18/2024	57	7,199,207	7,353,000	(153,793)
Ultra 10-Year U.S. Treasury Notes Futures	6/18/2024	560	63,530,211	64,181,250	(651,039)
Total					$(998,637)
Fair Value Measurements.
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$ —	$29,413,664	$2,120,587	$31,534,251
ABS Student Loan	—	12,196,377	1,216,710	13,413,087
Non-Agency Commercial Mortgage-Backed Securities	—	35,673,650	868,786	36,542,436
All Other Non-Convertible Bonds(a)	—	343,439,199	—	343,439,199
Total Non-Convertible Bonds	—	420,722,890	4,206,083	424,928,973
Convertible Bonds(a)	—	23,499,842	—	23,499,842
Total Bonds and Notes	—	444,222,732	4,206,083	448,428,815
Collateralized Loan Obligations	—	53,414,785	—	53,414,785
Senior Loans(a)	—	18,600,550	—	18,600,550
Common Stocks(a)	12,529,677	—	—	12,529,677
Preferred Stocks(a)	736,651	—	—	736,651
Other Investments(a)	—	—	—	—
Short-Term Investments	—	37,080,964	—	37,080,964
Total Investments	13,266,328	553,319,031	4,206,083	570,791,442
Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	1,100,350	—	1,100,350
Forward Foreign Currency Contracts (unrealized appreciation)	—	26,038	—	26,038
Futures Contracts (unrealized appreciation)	199,351	—	—	199,351
Total	$13,465,679	$554,445,419	$4,206,083	$572,117,181

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(40,073)	$ —	$ —	$(40,073)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	—	(102,209)	—	(102,209)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(123,015)	—	(123,015)
Futures Contracts (unrealized depreciation)	(1,216,902)	—	—	(1,216,902)
Total	$(1,256,975)	$(225,224)	$ —	$(1,482,199)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2023 and/or March 31, 2024:

Asset Valuation Inputs
Investments in Securities	Balance as of December 31, 2023	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2024	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2024
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$40,417	$ —	$2,289	$(34,288)	$ —	$(72,554)	$2,184,723	$ —	$2,120,587	$(33,952)
ABS Student Loan	—	—	59	(7,878)	—	(72,000)	1,296,529	—	1,216,710	(7,878)
Non-Agency Commercial Mortgage- Backed Securities	1,528,640	—	—	(659,854)	—	—	—	—	868,786	(659,854)
Other Investments
Aircraft ABS	—	—	—	—	—	—	—	—	—	—
Total	$1,569,057	$ —	$2,348	$(702,020)	$ —	$(144,554)	$3,481,252	$ —	$4,206,083	$(701,684)

Debt securities valued at $2,184,723 were transferred from Level 2 to Level 3 during the period ended March 31, 2024. At December 31, 2023, these securities were fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund's valuation policies. At March 31, 2024, these securities were fair valued as determined by the Fund's valuation designee as an independent pricing service did not provide a reliable price for the securities.
Debt securities valued at $1,296,529 were transferred from Level 2 to Level 3 during the period ended March 31, 2024. At December 31, 2023, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund's valuation policies. At March 31, 2024, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.
Derivatives
Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts, futures contracts, option contracts and swap agreements.
The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. As of March 31, 2024, the Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.
The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of March 31, 2024, the Fund engaged in forward foreign currency contracts for hedging purposes to gain exposure to foreign currencies.
The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts and interest rate swap agreements to gain investment exposure. As of March 31, 2024, the Fund engaged in futures contracts and interest rate swap agreements for hedging purposes, to manage duration and yield curve management.
The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. As of March 31, 2024, the Fund engaged in option contracts for hedging purposes and investment exposure.
The following is a summary of derivative instruments for the Fund, as of March 31, 2024:
Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Swap agreements at value	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$26,038	$ —	$ —	$26,038
Exchange-traded/cleared asset derivatives
Interest rate contracts	—	199,351	1,101,825	1,301,176
Total asset derivatives	$26,038	$199,351	$1,101,825	$1,327,214

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Swap agreements at value	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$ —	$(123,015)	$ —	$ —	$(123,015)
Exchange-traded/cleared liability derivatives
Interest rate contracts	—	—	(1,216,902)	—	(1,216,902)
Credit contracts	—	—	—	(4,503,772)	(4,503,772)
Equity contracts	(40,073)	—	—	—	(40,073)
Total exchange-traded/cleared liability derivatives	$(40,073)	$—	$(1,216,902)	$(4,503,772)	$(5,760,747)
Total liability derivatives	$(40,073)	$(123,015)	$(1,216,902)	$(4,503,772)	$(5,883,762)
The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

OTC derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of March 31, 2024, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:
Counterparty:	Derivatives	Collateral Pledged
BNP Paribas SA	$ (123,015)	$290,000
Counterparty risk is managed based on policies and procedures established by the Fund's adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund's aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange's clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker's customers, potentially resulting in losses to the Fund.
Industry Summary at March 31, 2024 (Unaudited)
Treasuries	10.1%
Non-Agency Commercial Mortgage-Backed Securities	6.3
Banking	5.6
ABS Home Equity	5.4
Cable Satellite	5.4
ABS Other	4.4
ABS Car Loan	3.8
Finance Companies	3.6
Technology	3.6
Pharmaceuticals	3.2
Leisure	2.6
Metals & Mining	2.5
ABS Student Loan	2.3
Independent Energy	2.1
Other Investments, less than 2% each	21.7
Collateralized Loan Obligations	9.2
Short-Term Investments	6.4
Total Investments	98.2
Other assets less liabilities (Including open written options, swap agreements, forward foreign currency and futures contracts)	1.8
Net Assets	100.0%